UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Refiling of Incremental Amendment as Exhibit 99.1

We are filing this Amendment No. 2 to our Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 3, 2020 (the “Original 8-K”) to refile as Exhibit 99.1 the Incremental Amendment No. 1 to our credit agreement with MUFG Bank, Ltd., as administrative agent, and MUFG Union Bank, N.A., as collateral agent (the “Incremental Amendment”).  As originally filed, Exhibit 99.1 did not include as Exhibit A referenced in the Incremental Amendment a copy of the Amended Credit Agreement (as defined in the Incremental Amendment).

No Other Changes to Previously Filed 8-K

No other changes have been made to either the Original 8-K or to the amendment to the Original 8-K filed on August 28, 2020 (“Amendment No. 1”). In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, we are refiling Item 9.01 in its entirety below to reflect all exhibits contained in the Original 8-K and Amendment No. 1 on a cumulative basis. Other than the re-filing of Exhibit 99.1 as referenced above, no other changes have been made to Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The unaudited combined abbreviated financial statements of the Home Gateway Platform Division as of June 27, 2020 and for the six months ended June 27, 2020 and June 29, 2019, and notes related thereto, and the audited combined abbreviated financial statements of the Home Gateway Platform Division as of December 28, 2019 and December 29, 2018 and for the years then ended, the notes related thereto and the related report of independent auditors are filed as Exhibit 99.3 to this report. The consent of independent auditors is attached as Exhibit 23.1 hereto.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 and the unaudited pro forma condensed combined statements of operations of MaxLinear and the Home Gateway Platform Division for the six months ended June 30, 2020 and for the year ended December 31, 2019, and the notes related thereto, are filed as Exhibit 99.4 to this report.

(d) Exhibits

Exhibit No.	Description

23.1**	Consent of Independent Auditors
99.1	Incremental Amendment No. 1, dated as of July 31, 2020, by and among MaxLinear, the guarantors party thereto, the lenders party thereto, MUFG Bank, Ltd., as administrative agent, and MUFG as collateral agent
99.2*	Press Release dated August 3, 2020
99.3**	Combined abbreviated financial statements of the Home Gateway Platform Division of Intel Corporation as of June 27, 2020 (unaudited) and for the six months ended June 27, 2020 (unaudited) and June 29, 2019 (unaudited) and as of and for the years ended December 28, 2019 (audited) and December 28, 2018 (audited)
99.4**	Unaudited pro forma condensed combined financial statements of MaxLinear, Inc. and the Home Gateway Platform Division of Intel Corporation as of June 30, 2020 and for the six months then ended and for the year ended December 31, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed with Original 8-K.

** Previously filed with Amendment No. 1 to the Original 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 7, 2021	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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